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                                                                    EXHIBIT 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the period ended December 31, 2002 of MPW Industrial Services Group, Inc. (the "Issuer"). I, Monte R. Black, Chief Executive Officer of the Company, certify that:

         (i)      the Form 10-Q fully complies with the requirements of
                  Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  February 14, 2003

                                               /s/ Monte R. Black
                                   -------------------------------------------
                                                  Monte R. Black
                                   Chairman of the Board of Directors and Chief
                                                 Executive Officer


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